UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock Par value $0.01 per share	HTZ	The Nasdaq Stock Market LLC

Hertz Global Holdings, Inc.	Warrants to purchase Common Stock Each exercisable for one share of Hertz Global Holdings, Inc. common stock at an exercise price of $13.61 per share, subject to adjustment	HTZWW	The Nasdaq Stock Market LLC

The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On June 25, 2026, concurrently with the announcement of pricing an offering of Notes (as defined and described below), Hertz Global Holdings, Inc. (the “Company,” “Hertz Holdings,” “we,” “us” or “our”) issued a press release to announce the pricing of a SEC-registered offering of 37,037,037 shares of its common stock, par value $0.01 per share (the “Common Stock”), at a price of $2.70 per share. Such shares of Common Stock (the “Borrowed Shares”) will be loaned by the Company to J.P. Morgan Securities LLC (in such capacity, the “Share Borrower”), one of the underwriters of the offering of the Borrowed Shares, pursuant to a share lending agreement. The Company has been informed by the Share Borrower that it or one of its affiliates intends to sell the Borrowed Shares and use the resulting short position to facilitate transactions by which investors in the Notes may hedge their investments through short sales or privately negotiated derivatives transactions. A copy of the press release issued by the Company on June 25, 2026 announcing the pricing of the offering of the Common Stock is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01	Other Events

On June 25, 2026, the Company announced that its wholly-owned indirect subsidiary, The Hertz Corporation (“Hertz Corp.”), priced an offering of $350 million aggregate principal amount of 6.75% Exchangeable Senior First-Lien Secured PIK Notes due 2030 (the “Notes”). Hertz Corp. also granted the initial purchasers of the Notes an option to purchase up to an additional $50 million aggregate principal amount of Notes for settlement within a 13-day period beginning on, and including, the initial closing date. The aggregate principal amount of the offering was increased from the previously announced offering size of $300 million.

Hertz Corp. estimates that the net proceeds from the issuance of the Notes, after deducting the initial purchasers’ discount but before estimated offering expenses payable by Hertz Corp., will be approximately $339.5 million (or approximately $388.0 million if the initial purchasers exercise in full their option to purchase additional Notes). Hertz Corp. intends to use the net proceeds from the issuance of the Notes to repay outstanding borrowings under its revolving credit facility and for general corporate purposes.

A copy of the press release issued by the Company on June 25, 2026 announcing the pricing of the offering of the Notes is filed as Exhibit 99.2 hereto and incorporated by reference herein.

The Notes and the guarantees of the Notes were offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes, the guarantees of the Notes and any shares of the common stock of the Company issuable upon exchange of the Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and the securities laws of any other jurisdiction.

This current report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Words such as “expect,” “will” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to the offering of the Notes and the offering of the Common Stock described herein, our expectations with respect to the quarter ended June 30, 2026, our ability to achieve the cost savings and revenue enhancements from our profitability initiatives and other operational programs, our positioning, strategy, vision, forward looking investments, conditions in the travel industry, our contingent liabilities and our financial and operational condition. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including risks and uncertainties related to completion of the offerings on the anticipated terms or at all, market conditions (including market interest rates) and the satisfaction of customary closing conditions related to the offerings, unanticipated uses of capital and those in our risk factors that we identify in the offering documents for these offerings and our most recent annual report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on February 26, 2026, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of their date, and we undertake no obligation to update this information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release of Hertz Global Holdings, Inc. dated June 25, 2026 relating to the pricing of the Common Stock offering

99.2	Press Release of Hertz Global Holdings, Inc. dated June 25, 2026 relating to the pricing of the Notes offering

104.1	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION

(each, a Registrant)

By:	/s/ Scott M. Haralson
Name:	Scott M. Haralson
Title:	Executive Vice President and Chief Financial Officer

Date: June 25, 2026